Posting Supplement No. 163 dated March 24, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 364559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
364559	$14,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 364559. Member loan 364559 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Self employed: The Photo Buddy	Debt-to-income ratio:	18.92%
Length of employment:	2 years	Location:	Orlando, FL

Home town:	Oak Forest
Current & past employers:	Self employed: The Photo Buddy, Clean Harbors Enviromental Services
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to cover a variety of debt. I would like to pay off 4 credit cards with balances of $4,500, $3,500, $1,200, and $1,000. Also I would like to pay off my 2005 scion Xb which I owe $3550 as of 3/19/09 (I pay $375 per month, although my payments are only $273). That leaves me with a little extra which I will add to my other lending club account in which I lend. I know I can cover this loan here are the sources I can get the money from to pay back this loan. Pay off Car note = $375 per month CC # 1 payment = $125 per month CC # 2 payment = $100 per month CC # 3 payment = $50 per month CC # 4 payment = $50 per month Stop my auto-monthly investment into LC = $150 per month I have roughly $850 a month to cover this loan without spending a dime more than I already do each month. My employment: I have been self employed for the past 2+ yrs (www.thephotobuddy.com) - I also sell on ebay and amazon (thephotobuddy). My sales have yet to slow or decline due to the economy In addition I work 24+ hrs per week for Clean Harbors Enviromental Services. We handle hazerdous waste treatment and disposal. I feel very secure with this company. Although much of the country is having problem of employment I find myself fully employed, and at times over employed. I plan on paying this loan off prior to the 36 month term. If you have any questions let me know.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	33
Revolving Credit Balance:	$20,619.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 370241

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
370241	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 370241. Member loan 370241 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self Employed	Debt-to-income ratio:	15.31%
Length of employment:	25 years	Location:	New York, NY

Home town:	Orange
Current & past employers:	Self Employed
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

consolidate bills.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,078.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 372510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372510	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372510. Member loan 372510 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,929 / month
Current employer:	Enovity, Inc.	Debt-to-income ratio:	4.69%
Length of employment:	1 month	Location:	Potlatch, ID

Home town:	Owosso
Current & past employers:	Enovity, Inc., Hired (12/16/2008) by Enovity principals to streamline their internal processes, Retired from working for other people 7/2004-12/15/2008, Enjoyed an eclectic series of jobs and self-employment (9/1980-6/2004), U.S. Navy (retired 9/1/1980 after 20 years service)
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

The house we've owned for 12 years was built in 1985. The roof is due for replacement. In addition, while the roof is being worked on we want to (1) add a cover over our back deck, and (2) remove the chimney that is no longer in use. A cover over our back deck, in addition to improving the usability of the deck, will help reduce our power bills by shading the two major windows on the West facing side of our house. The chimney is no longer in use because in 2000 we removed the propane heater from the basement which was no longer needed after we installed central heating and air conditioning as part of another remodeling project. We will have the cash for this project in the bank by mid-summer. Our contractor (who was recommended by a friend of ours who is an architect in the area), wants to complete the project by May 15th. In addition, we would prefer to use the interest from our cash deposits to reduce the cost of the loan. A short term, low interest loan appears to make sense for this project.

A credit bureau reported the following information about this borrower member on January 7, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,384.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 372778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372778	$2,400	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372778. Member loan 372778 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Dr. Demartino	Debt-to-income ratio:	12.38%
Length of employment:	3 months	Location:	SOUTH HADLEY, MA

Home town:	South Hadley
Current & past employers:	Dr. Demartino
Education:	Porter and Chester Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan for $3,000.00 to cover the left over expense of buying a new car. I need this money for new tires, registration, tax and insurance purposes.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,285.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 378198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378198	$12,800	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378198. Member loan 378198 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,550 / month
Current employer:	Merck and Co.	Debt-to-income ratio:	20.33%
Length of employment:	8 months	Location:	Collegeville, PA

Home town:	Monongahela
Current & past employers:	Merck and Co., Lonza Biologics, Amgen, MedImmune
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate/pay debts

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	31
Revolving Credit Balance:	$32,785.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 379589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
379589	$11,100	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 379589. Member loan 379589 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,687 / month
Current employer:	Personal Care Professionals	Debt-to-income ratio:	23.71%
Length of employment:	2 years 7 months	Location:	BERGENFIELD, NJ

Home town:	Englewood
Current & past employers:	Personal Care Professionals
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am requesting a debt consolidation loan for the purpose of getting my monthly payments to be a lttle lower as well as paying less percentage o my APR which is high at the moment. With this loan I will be able to lower my debt in a couple of years.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,339.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380058

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380058	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380058. Member loan 380058 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Pape and Sons Construction	Debt-to-income ratio:	16.87%
Length of employment:	3 years	Location:	Allyn, WA

Home town:	Johnstown
Current & past employers:	Pape and Sons Construction, Pape and Sons
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The business will be done under the name of For Fit. The owners of the business will be Bradley and Esther Appleman. Esther M Appleman is currently a certified personal trainer. Bradley is currently studying to receive his Bachelors in business management. The business will consist of 24 hour access to a gym. The gym will currently consist solely on the use of the gym and will offer Yoga and Pilates in the near future. Esther is registered to become a certified Yoga instructor mid-2009. According to City-Data.com (2009) the population of Belfair is over 6 thousand residents. Grapeview/Allyn also has a population of more than 2 thousand residents. The location, which is along highway 3 across from the Safeway store and next to the Kitsap bank, is the main thoroughfare to Bremerton for north-Mason Residents. The current facility has 72 individuals on a monthly payment plan to use the services. The only facility in the area is the one in place and has not allowed new members in several months. We will use advertising on the building, which is highly visible from the main thoroughfare of highway 3. The organization will also be referred clients from the sole local Physical therapy in Belfair, Belfair Physical therapy. Once the completion of the physical therapy is complete, Belfair Physical Therapy will recommend a membership at the establishment. We will also receive referrals from Abel Wellness, which is also located in the building to be used. The monthly price will be approximately $30 a month for the gym and $50 a month for access to the yoga and Pilates along with the gym. The current expected fixed cost is $5100 a month and will need approximately 170 members to break even. There are currently 72 members, therefore, only 100 more are needed to break even. Our Plan is for either Esther or Bradley to occupy the business during business hours and use an access control system for the after business hours. We will be purchasing much of the equipment from the current establishment. The additional equipment will depend on the number of members and will be increased as needed.

A credit bureau reported the following information about this borrower member on February 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,304.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 380295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380295	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380295. Member loan 380295 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Schlumberger Ltd.	Debt-to-income ratio:	10.89%
Length of employment:	9 months	Location:	lawrence, KS

Home town:	Humboldt
Current & past employers:	Schlumberger Ltd., US Navy, Wal-Mart Stores
Education:	Allen County Community College, Johnson County Community College

This borrower member posted the following loan description, which has not been verified:

I have two credit cards with high interest rates that I had to use to make it through college and now that I have a full time job i want to pay them off with a loan at a much lower rate. One of them I have a balance of $5,500 and the other I have a balance of $4,000.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,020.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 381864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381864	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381864. Member loan 381864 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,500 / month
Current employer:	Sales Manager	Debt-to-income ratio:	5.15%
Length of employment:	10 years	Location:	Matthews, SC

Home town:	Charlotte
Current & past employers:	Sales Manager
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Lookingto consolidate all my multiple payments into one convenient payment per month with a fixed interest rate.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	1
Revolving Credit Balance:	$23,120.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382195	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382195. Member loan 382195 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	VASQUEZ & Co, LLP	Debt-to-income ratio:	18.20%
Length of employment:	2 years 4 months	Location:	LOS ANGELES, CA

Home town:
Current & past employers:	VASQUEZ & Co, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Loan requested for loan consolidation.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	54
Revolving Credit Balance:	$13,875.00	Public Records On File:	0
Revolving Line Utilization:	37.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382272	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382272. Member loan 382272 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Muller Group International	Debt-to-income ratio:	15.91%
Length of employment:	3 years	Location:	hialeah, FL

Home town:	Miami
Current & past employers:	Muller Group International
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on my MBA to boost my carreer and potential in the market, I firmly believe in education as the key to success.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,162.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 382452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382452	$1,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382452. Member loan 382452 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,542 / month
Current employer:	MWH Global	Debt-to-income ratio:	14.29%
Length of employment:	7 years 6 months	Location:	Chicago, IL

Home town:	Milwaukee
Current & past employers:	MWH Global
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

Hello, I'm seeking cash for a trip to Switzerland. I have a good income and have been at my job for 7.5 years. I'm an IT professional. It may not be the best time to be spending money on travel, but I want to take advantage of some good travel specials. I've both borrowed and lent money on Prosper. My loans have already been paid back. So far lending on Prosper has been a losing game. I know what it's like to not get paid back, and I wouldn't do that to someone.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,999.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382465	$7,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382465. Member loan 382465 was requested on March 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	High Point Group	Debt-to-income ratio:	3.18%
Length of employment:	8 years	Location:	Hopewell JCT, NY

Home town:	Detroit
Current & past employers:	High Point Group, Rlanneo Furniture INC
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am in the retail liquidation-consolidation business, and business has never been better. I am looking for a loan totaling $20000.00 to add to my current investment of $32000.00 this loan will be coupled with the current funds to purchase a large allotment of new high end furnishings including electronics. There is a tremendous amount of great stock available on the high end market for brokers such as myself. I am able to buy an average unit for between 18 to 24 cents on the dollar, and resell at a minimum of 85 cents and a max of 98 cents on the dollar. This allows for a very comfortable profit to be made in a very short period of time, average unit sale takes 2 months. I have been in the consolidation business for 8 years and have never seen a market like this, and don?t believe I ever will again so time is of the essence. I am very excited to be using this lending forum for the first time, and look forward to investing some of my profits from my next deal and helping more Lending Club members such as myself.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,222.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 382535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382535	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382535. Member loan 382535 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,042 / month
Current employer:	n/a	Debt-to-income ratio:	24.70%
Length of employment:	n/a	Location:	Seattle, WA

Home town:
Current & past employers:	Microsoft
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Need loan for repairing damages to condo as well as refinancing credit card at a better rate.

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,383.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382696	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382696. Member loan 382696 was requested on March 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	USDA Farm Service Agency	Debt-to-income ratio:	21.69%
Length of employment:	14 years	Location:	McIntosh, SD

Home town:	Hettinger
Current & past employers:	USDA Farm Service Agency, Self Meat Goat Rancher
Education:	Western Dakota Vo Tec, Eastern Wyoming College, South Dakota State University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card loans that i am paying high interest rates.

A credit bureau reported the following information about this borrower member on March 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	28
Revolving Credit Balance:	$17,742.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382884	$20,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382884. Member loan 382884 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Self Employed	Debt-to-income ratio:	20.35%
Length of employment:	4 years 7 months	Location:	El Mirage, AZ

Home town:	Phoenix
Current & past employers:	Self Employed, Temple-Inland
Education:

This borrower member posted the following loan description, which has not been verified:

We have recently started a rental business of ATV/Rhrino/Jetski: R&R Romers Rentals. We started the business in November 2008. We would like to expand the business by purchasing Jetskis as the hot season is almost upon us. We are also turning down requests for the Jetskis already. Our website is: RomersRentals.com.

A credit bureau reported the following information about this borrower member on March 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,285.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 383398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383398	$18,225	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383398. Member loan 383398 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	Mr. and Mrs. Apfelbaum	Debt-to-income ratio:	22.76%
Length of employment:	6 years	Location:	Greenwich, CT

Home town:	Valencia,Neg. Or.
Current & past employers:	Mr. and Mrs. Apfelbaum
Education:	St. Vincent's College - Philippines

This borrower member posted the following loan description, which has not been verified:

pay off car loans and credit cards and have one time payment of debt per month, for 36 months.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383564	$6,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383564. Member loan 383564 was requested on March 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Crozer Hospital	Debt-to-income ratio:	8.28%
Length of employment:	1 year	Location:	middletown, DE

Home town:	Wilmington
Current & past employers:	Crozer Hospital, glasgow medical aid unit, mercy hospital of philadelphia
Education:	Drexel University

This borrower member posted the following loan description, which has not been verified:

looking for 6000 dollars to purchase a big item...

A credit bureau reported the following information about this borrower member on March 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	10
Revolving Credit Balance:	$13,841.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 383701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383701	$9,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383701. Member loan 383701 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,957 / month
Current employer:	County of Henrico	Debt-to-income ratio:	17.28%
Length of employment:	18 years 8 months	Location:	Richmond, VA

Home town:	Baltimore
Current & past employers:	County of Henrico
Education:

This borrower member posted the following loan description, which has not been verified:

I have approx $9,000 in credit card debt and pay approx $350 per month in monthly payments. My credit report will show a 2000 Ford Explorer as a loan I am paying on HOWEVER, that loan was recently PAID OFF and I now have the TITLE in my possession. It will take a few months according to them before it shows up as paid on my credit report. I would like to consolidate these as my monthly payment would be lower. Most of the credit cards have been closed by me. I, of course, am continuing to pay on them monthly on time. i usually pay more than the min amount due on each per month. Also, I live in a home that is owned by my oldest sidter and DO NOT PAY RENT. Thank You C. Council

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,547.00	Public Records On File:	0
Revolving Line Utilization:	56.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383745	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383745. Member loan 383745 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	EquiLend	Debt-to-income ratio:	5.02%
Length of employment:	3 years 8 months	Location:	East Northport, NY

Home town:	East Northport
Current & past employers:	EquiLend, Deutsche Bank, Mizuho Trust & Banking
Education:	Concordia College-Bronxville

This borrower member posted the following loan description, which has not been verified:

I am opening up a small burger/hotdog restaurant in Long Island, NY. My brother & I am seeking funding for the construction costs.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,253.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 383761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383761	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383761. Member loan 383761 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	BETA Group	Debt-to-income ratio:	18.50%
Length of employment:	8 years	Location:	Framingham, MA

Home town:	North Kingstown
Current & past employers:	BETA Group
Education:	Rensselaer Polytechnic Institute (RPI)

This borrower member posted the following loan description, which has not been verified:

I am moving to a new apartment and need the money to cover the upfront costs of 1st/last/security deposit.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,059.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383851	$11,100	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383851. Member loan 383851 was requested on March 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Olsen Construction Services, LLC	Debt-to-income ratio:	21.27%
Length of employment:	3 months	Location:	Petoskey, MI

Home town:	Humbolt
Current & past employers:	Olsen Construction Services, LLC, Birchwood Construction Co.
Education:	Ferris State University

This borrower member posted the following loan description, which has not been verified:

I have been in the construction industry for 24 years and have my state licenses in Construction, Mechanical, Plumbing, and boiler installations. I have been layed off from my job and have lots of customers needing work but need tools, a truck and equipment to get started, i have put 12k of my money into the company and need 15k for working capital for the next 3 months, and to asure i have the money when it comes time to hire more employees, which looking at the bids we have out will be in the next two months. Hope you can help, my credit score is 743.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,589.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 383885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383885	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383885. Member loan 383885 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	OHIO STATE UNIVERSITY MEDICAL CENTER	Debt-to-income ratio:	9.31%
Length of employment:	6 years	Location:	COLUMBUS, OH

Home town:	koribondo
Current & past employers:	OHIO STATE UNIVERSITY MEDICAL CENTER, ohio state university medical center
Education:	Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

To invest into a business.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	63
Revolving Credit Balance:	$1,483.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383908	$8,500	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383908. Member loan 383908 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Coca-Cola Enterprises	Debt-to-income ratio:	22.60%
Length of employment:	4 years 8 months	Location:	Fort Worth, TX

Home town:	Ft Worth
Current & past employers:	Coca-Cola Enterprises, Fort Worth Zoo, Circuit City Stores
Education:	Tarrant County College District

This borrower member posted the following loan description, which has not been verified:

The reason for loan is to fix my work car and also consolidate my credit card with one monthly payment.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,749.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383913	$16,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383913. Member loan 383913 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Newell Rubbermaid	Debt-to-income ratio:	20.54%
Length of employment:	10 years	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Newell Rubbermaid
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate 4 credit cards into one fixed payment

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,124.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383924	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383924. Member loan 383924 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	UBS Financial Services	Debt-to-income ratio:	16.58%
Length of employment:	2 years 6 months	Location:	Bronx, NY

Home town:	New York
Current & past employers:	UBS Financial Services
Education:	Hobart William Smith Colleges

This borrower member posted the following loan description, which has not been verified:

I want to buy a small diner that is for sale in wealthy neighborhood in NY. I am working with a broker and found a really nice diner in a very nice area. It is a well established restaurant earning $6,000/week for breakfast and lunch with the potential for monetary growth. Once, I received the information from the broker about the restaurant, I visited the restaurant and ate there. I really enjoyed the food and the service was great! The place was almost full and there was a diverse crowd. The current owner recently began a Sunday breakfast and is adding a dinner menu. Although the primary sales are from food, an application for a liquor license has also been submitted which will improve monetary sales. I honestly believe that this place can do a lot better with more advertising. There are three colleges nearby and the current owner have not taken advantage of it. I will use social networks such as facebook.com, myspaces.com and others as well as special discounts and WIFI internet connection to attract the college crowd. The restaurant has a website, but does not offer online orders. I will change the website so people in the area can also order online. The restaurant has great reviews online already which should bring customers to the restaurant. I will also increase the amount of advertising in local papers and distribute leaflets to attract more customers. I will update the menu and offer more food. This restaurant has a successful operation records and the place was established in 1986. The area is surrounded by really nice houses, many offices, a mall, and plenty of parking. I drove around and this is definitely a wealthy neighborhood and people can afford to eat out on a regular basis at a restaurant like this one. Facilities: 2050 SF plus a full basement. The restaurant cans seats 65 in the dining room. About me: I graduated from Hobart and William Smith Colleges in upstate New York (www.hws.edu) with a major in Economics and a minor in International Relations. My educational background, personal experience and career interests has equipped me with the tools to run this business. It has always been my dream to own and run a business and this is a great starter place. I am confident that I can successfully bring this business to the next level. I am currently working as Legal Assistant at a large Financial Company. I am quite accomplished in dealing with a diverse group of individuals from a wide array of backgrounds. My current salary can cover the loan in case the restaurant does not produce what I am projecting.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	45
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383934	$13,750	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383934. Member loan 383934 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	georgia southern university	Debt-to-income ratio:	20.36%
Length of employment:	2 years	Location:	STATESBORO, GA

Home town:	Marietta
Current & past employers:	georgia southern university, Advance Auto Parts
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I am getting this loan to pay off 2 high interest rate credit cards so that I will have a lower monthly payment and be able to have the complete debt paid off by the end of the loan term.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,812.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 383945

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383945	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383945. Member loan 383945 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	The Next Idea llc	Debt-to-income ratio:	10.98%
Length of employment:	6 years 2 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	The Next Idea llc, Panera Bread, Safeway Inc., Planet Hollywood
Education:	Hotel & Catering Inst., Canterbury University

This borrower member posted the following loan description, which has not been verified:

We have the opportunity to Brand and sell a new program which is essentially a Facebook for businesses. The program is sophisticated and very user friendly, incluidng a variety of unique applications. The cost to put this service on our website is $5,000. We will generate revenues from the program quite quickly and subscriptions are paid monthly. Our business site address is: www.thnextidea.net

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$75,454.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383956	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383956. Member loan 383956 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,402 / month
Current employer:	Sprint	Debt-to-income ratio:	4.96%
Length of employment:	10 years	Location:	BALTIMORE, MD

Home town:	Virginia Beach
Current & past employers:	Sprint
Education:	Strayer University at Owings Mills, MD

This borrower member posted the following loan description, which has not been verified:

Request a loan to consolidate a credit card and another loan. Looking to lower interest rate.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,402.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 383960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383960	$18,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383960. Member loan 383960 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	JDK Business Automation	Debt-to-income ratio:	7.89%
Length of employment:	3 years 2 months	Location:	Sugar Land, TX

Home town:
Current & past employers:	JDK Business Automation
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Wedding Expenses

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,505.00	Public Records On File:	0
Revolving Line Utilization:	95.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384020	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384020. Member loan 384020 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Reading School District	Debt-to-income ratio:	13.75%
Length of employment:	n/a	Location:	Reading, PA

Home town:	Hamburg
Current & past employers:	Reading School District
Education:	Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan of $12,000 for the expenses involved in planning my wedding.

A credit bureau reported the following information about this borrower member on March 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,123.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384083	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384083. Member loan 384083 was requested on March 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	eSpindle Learning	Debt-to-income ratio:	20.07%
Length of employment:	5 years	Location:	Sebastopol, CA

Home town:	Frankfurt
Current & past employers:	eSpindle Learning, AromaLand
Education:	DePaul University, Excelsior College, Thomas Edison State College, Technische Universitaet, Freie Universitaet

This borrower member posted the following loan description, which has not been verified:

One of my cards hiked my rate despite regular payments and unchanged credit score, so I want out.

A credit bureau reported the following information about this borrower member on February 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,260.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384109	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384109. Member loan 384109 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,084 / month
Current employer:	KBC Pub Inc.	Debt-to-income ratio:	11.70%
Length of employment:	5 years	Location:	MORRISVILLE, PA

Home town:	Yardley
Current & past employers:	KBC Pub Inc., Triumph Brewing Company, Inverse Paradox, LLC
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate a few credit card bills at one fixed rate to pay off and close those accounts.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,386.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384114	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384114. Member loan 384114 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,333 / month
Current employer:	Infinity Designs, Inc.	Debt-to-income ratio:	7.28%
Length of employment:	6 years	Location:	Birmingham, AK

Home town:	Jemison
Current & past employers:	Infinity Designs, Inc., Union Camp
Education:	University of Montevallo

This borrower member posted the following loan description, which has not been verified:

I NEED MONEY TO PAY OFF SEVERAL SMALL LOANS AND CONSOLIDATE THEM INTO ONE LOAN.

A credit bureau reported the following information about this borrower member on February 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	50
Revolving Credit Balance:	$50,381.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384150	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384150. Member loan 384150 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	M&T Bank	Debt-to-income ratio:	10.39%
Length of employment:	1 year 8 months	Location:	Pittsford, NY

Home town:	Rochester
Current & past employers:	M&T Bank, Omaha Public Schools
Education:	University of Nebraska at Kearney

This borrower member posted the following loan description, which has not been verified:

This loan would be used to purchase a used vehicle, pay off credit card debt, and some minor home repairs.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,736.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384199

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384199	$5,000	19.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384199. Member loan 384199 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Army	Debt-to-income ratio:	0.28%
Length of employment:	4 years	Location:	ANDERSON, CA

Home town:	Santa Monica
Current & past employers:	Army
Education:	Emby Riddle Aeronautical University Online

This borrower member posted the following loan description, which has not been verified:

I need a loan for a motorcycle. I have 6000 to put down, and im in the Army and can make payments on time every month.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384201	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384201. Member loan 384201 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.70%
Length of employment:	2 years 1 month	Location:	PHILADELPHIA, PA

Home town:	Rochester
Current & past employers:
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am attempting to pay off all of my credit card debt as well as part of my student loan debt. Any and all help will be tremendously appreciated.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,442.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384227	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384227. Member loan 384227 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Symantec Corp.	Debt-to-income ratio:	20.10%
Length of employment:	5 years 1 month	Location:	springfield, OR

Home town:	Rochester
Current & past employers:	Symantec Corp., Boys Scouts of America
Education:	Federal University of Pernambuco,Recife,Brazil

This borrower member posted the following loan description, which has not been verified:

I own 13000 to bank of america and 7000 to citicard mastercard in debits with these banks and would like to get a better interest rate and consolidate them.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,316.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384254	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384254. Member loan 384254 was requested on March 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,925 / month
Current employer:	Accel	Debt-to-income ratio:	21.91%
Length of employment:	10 years 5 months	Location:	Friendswood, TX

Home town:	Houston
Current & past employers:	Accel
Education:

This borrower member posted the following loan description, which has not been verified:

Home improvement project to gain resale value.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$615.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384276

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384276	$3,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384276. Member loan 384276 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,250 / month
Current employer:	City of Boca Raton	Debt-to-income ratio:	13.50%
Length of employment:	9 years 4 months	Location:	Greenacres, FL

Home town:	Hialeah
Current & past employers:	City of Boca Raton, City of Ft. Pierce
Education:

This borrower member posted the following loan description, which has not been verified:

Loan to purchase motorcycle.

A credit bureau reported the following information about this borrower member on March 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	80
Revolving Credit Balance:	$18,695.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384283	$11,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384283. Member loan 384283 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	MD ANDERSON CANCER CENTER	Debt-to-income ratio:	13.94%
Length of employment:	6 months	Location:	SPRING, TX

Home town:	Spring
Current & past employers:	MD ANDERSON CANCER CENTER
Education:	UT HEALTH SCIENCE CENTER

This borrower member posted the following loan description, which has not been verified:

A/C must be replaced

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	26
Revolving Credit Balance:	$11,929.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384355	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384355. Member loan 384355 was requested on March 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Major Auto Group	Debt-to-income ratio:	4.62%
Length of employment:	17 years	Location:	BROOKLYN, NY

Home town:	governor island
Current & past employers:	Major Auto Group
Education:

This borrower member posted the following loan description, which has not been verified:

I owe to IRS and State . This loan will greatly help my situation.

A credit bureau reported the following information about this borrower member on March 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$7,956.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384605	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384605. Member loan 384605 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	self	Debt-to-income ratio:	4.62%
Length of employment:	5 years	Location:	Phoenix, AZ

Home town:	Wichita
Current & past employers:	self, Amomi
Education:	Dodge City Community College

This borrower member posted the following loan description, which has not been verified:

I am trying to start a small business as a vendor at events and I am going to a very large event and need the money to get my first round of products to sell

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,110.00	Public Records On File:	1
Revolving Line Utilization:	58.30%	Months Since Last Record:	49
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384617	$12,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384617. Member loan 384617 was requested on March 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,900 / month
Current employer:	Dept. of Public Social Services and Home Depot	Debt-to-income ratio:	2.71%
Length of employment:	14 years 3 months	Location:	bellflower, CA

Home town:	Inglewood
Current & past employers:	Dept. of Public Social Services and Home Depot
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I am currently seeking a loan to consolidate my debts and lower my monthly payment on 7- 8 accounts to 1 payment. I currently work a full -time job as a civil service employee and I also work a second part - time job at Home Depot.

A credit bureau reported the following information about this borrower member on March 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,505.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384760	$15,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384760. Member loan 384760 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Doherty and Associates	Debt-to-income ratio:	4.04%
Length of employment:	1 year 6 months	Location:	newark, DE

Home town:
Current & past employers:	Doherty and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Pay off other credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	67
Revolving Credit Balance:	$12,415.00	Public Records On File:	0
Revolving Line Utilization:	47.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 384831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384831	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384831. Member loan 384831 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Huron Consulting Group	Debt-to-income ratio:	10.35%
Length of employment:	1 year	Location:	New York, NY

Home town:	Hampton Bays
Current & past employers:	Huron Consulting Group, Bear Stearns Cos., JPMorgan Chase & Co.
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

Started to built a house in Costa Rica, the materials are not expensive, so I used my credit to pay for everything, however the rates are high and it started to affect my credit score. Now I want to get a better rate so I can pay less interest on it and not have a burden on my credit. I have a steady job and just got a raised so I'm confident I will make every payment. I've never been late on my payments but the amount of debt on my credit cards has decrease my credit score too much (went from an A/B down to a C). I want to get the debt off my credit cards and have it on a loan with a better interest rate so I can pay it off.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,499.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384863	$1,800	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384863. Member loan 384863 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,000 / month
Current employer:	alliance corp	Debt-to-income ratio:	0.00%
Length of employment:	18 years 2 months	Location:	WEST PALM BEACH, FL

Home town:
Current & past employers:	alliance corp
Education:

This borrower member posted the following loan description, which has not been verified:

my husband needs a knee replacement, and part of it must be paid from out our pockets

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1971	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384870	$20,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384870. Member loan 384870 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,833 / month
Current employer:	Boeing Company	Debt-to-income ratio:	8.09%
Length of employment:	6 months	Location:	Chandler, AZ

Home town:	Orem
Current & past employers:	Boeing Company, Amgen
Education:	Western Governers University

This borrower member posted the following loan description, which has not been verified:

Requesting a loan for my Woman's Dance , Fitness, and Beauty Studio, with Spa like environment in AZ. ExpressMiE?s team of fabulous Dance Fitness Instructors and Beauty Consultants are dedicated to helping women find improved peace and happiness through increased Body Confidence and connection to their femininity.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92,979.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384908	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384908. Member loan 384908 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Black Tie	Debt-to-income ratio:	16.01%
Length of employment:	10 years	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Black Tie, Nordstrom, Macy's Inc.
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

Education Loan, Restaurant School at Chestnut Hill College

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,743.00	Public Records On File:	0
Revolving Line Utilization:	77.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 384946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384946	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384946. Member loan 384946 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Bee Creek Communications, Inc	Debt-to-income ratio:	15.29%
Length of employment:	2 years 3 months	Location:	Boerne, TX

Home town:	Philadelphia
Current & past employers:	Bee Creek Communications, Inc, American Airlines
Education:	Oklahoma University

This borrower member posted the following loan description, which has not been verified:

To pay for unpaid taxes.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$5,826.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 384947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384947	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384947. Member loan 384947 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Osteria	Debt-to-income ratio:	15.43%
Length of employment:	1 year	Location:	Philadelphia, PA

Home town:	Bridgeton
Current & past employers:	Osteria
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

loan to get rid of credit card debt

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$21,980.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384952	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384952. Member loan 384952 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Hewlett Packard	Debt-to-income ratio:	6.86%
Length of employment:	7 years 3 months	Location:	HONOLULU, HI

Home town:	Honolulu
Current & past employers:	Hewlett Packard, Electronic Data Systems
Education:	University of Hawaii at Hilo

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my high interest credit cards.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	73
Revolving Credit Balance:	$9,583.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384973	$24,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384973. Member loan 384973 was requested on March 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,158 / month
Current employer:	Fair Havens Center	Debt-to-income ratio:	14.28%
Length of employment:	10 years	Location:	miami, FL

Home town:	Miami Springs
Current & past employers:	Fair Havens Center
Education:

This borrower member posted the following loan description, which has not been verified:

I want to persue a degree in finances, I want to expamd horizons to the administrative part in the medical field.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 384975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384975	$9,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384975. Member loan 384975 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	n/a	Debt-to-income ratio:	21.55%
Length of employment:	5 years 2 months	Location:	ASTORIA, NY

Home town:
Current & past employers:
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am trying to get a better interest rate than I have with my current lender. I have had my beautiful 2007 Toyota Corolla S for almost a year and a half now, and I plan on driving it for as long as it runs. In the long run I think a lower interest rate will help me pay less to own my car. I have never been late or missed a payment for the life of the loan with my current lender. Any help that can be provided would be greatly appreciated.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,838.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385010	$1,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385010. Member loan 385010 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Jet West Music Group Ltd	Debt-to-income ratio:	5.07%
Length of employment:	1 year	Location:	Las Vegas, NV

Home town:	Portland
Current & past employers:	Jet West Music Group Ltd, United States Army
Education:	University of Nevada-Las Vegas, University of Maryland-University College, Linn-Benton Community College

This borrower member posted the following loan description, which has not been verified:

I am a well decorated, disabled Army veteran and former Soldier of the Year. Over the past year, with the assistance of the VA Vocational Rehabilitation program, I have invested over $100,000 in Operation: ROCK the HOUSE which is outlined below. I did something similar while I was in the service in Germany. Op: ROCK the HOUSE has a pretty tight timeline that doesn?t allow for intermittent delays (troops are returning everyday) like I have encountered in applying for a Patriot Express Loan. I am asking for $1,400 that will be used as working capital and operational expenses to continue the project until either my Patriot Express Loan or one of the other repayment scenarios comes through. By investing so much, I ran up my credit cards to the point that my RLU has taken a toll on my standard 720 credit score. Thus, a portion of this loan will be used to pay down the credit cards and improve my RLU. Once I receive the Patriot Express Loan this loan will then be repaid in full. The next several repayment scenarios involve the VA. One, the VA VocRehab program reimburses me for the majority of my investment and this loan is paid off; two, the VA gets around to processing a VA disability claim I have in the neighborhood of $30,000 and this loan is paid off; or, three, and coincidentally the day my wife looks forward to the most, the VA finally processes another claim I have that amounts to roughly $75,000 in back-benefits and this loan is paid off. Lastly, a large department store chain has asked to receive samples of our product line. A portion of this loan will go toward having the samples manufactured. The revenues from sells of the products will allow the loan to be serviced if not repaid entirely. Of all the scenarios, this one is my favorite. Thank you for your interest and hopefully your support. Regardless, we look forward to seeing you during Op: ROCK the HOUSE. Operation: ROCK the HOUSE is a ?Homecoming Celebration? for service members by a service member. It lasts all summer long and is performed in three major acts. Act 1: May 5, 2009?Drop date. The release of a unique compilation CD, that has notable artists performing songs written by disabled Army veteran, Jet West. OBJECTIVE: A theme song and ?celebration soundtrack? to provide a means of national identity, espirit de corps, and party music for a nation-wide celebration in honor of returning American troops. Act 2: May 23-25, Memorial Day Weekend?Short Shots Leg 2, Short Shots, occurs as people across America shoot short video clips for the homecoming music video. OBJECTIVE: Embody the spirit of rebirth in the nation as it brings about new hope with new promise for all generations and celebrate the American military members who keep it possible. Act 3: September 4-7, Labor Day Weekend?Trooptastic Finale Three days of concerts held simultaneously in three cities with performers rotating between cities. Active military and veterans admitted free with government-issued picture ID?available free through the VA. Ticket prices set in inverse proportion to corporate sponsorship. Seeded with sales of the CD. OBJECTIVE: A national event to honor and celebrate the work of the military men and women who keep us free. Operation: ROCK the HOUSE is the brain child of disabled Army veteran and former Soldier of the Year, Jet West. Jet West Music Group Ltd is getting its start through the VA VocRehab program with financing made possible by LendingClub.com, the SBA Patriot Express Loan Initiative for veterans and, of course, the thousands of contributors to Operation: ROCK the HOUSE. Jet West Music Group intends to use proceeds from these events to expand the entertainment options of service members stationed around the world far into the future starting with shows for the service members who missed Operation: ROCK the HOUSE.

A credit bureau reported the following information about this borrower member on March 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385081	$15,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385081. Member loan 385081 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,792 / month
Current employer:	Kroger Co.	Debt-to-income ratio:	11.76%
Length of employment:	6 years 3 months	Location:	blacklick, OH

Home town:	somers point
Current & past employers:	Kroger Co.
Education:	Franklin University

This borrower member posted the following loan description, which has not been verified:

I have been trying to get a personal loan for the longest time to try and consolidate my debt. I have not been able to do so. I would like to get rid of my high interest credit cards and make them into one payment. I have about 16500 in debt.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,244.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385099	$8,700	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385099. Member loan 385099 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,853 / month
Current employer:	USAF	Debt-to-income ratio:	20.43%
Length of employment:	22 years 9 months	Location:	CHEYENNE, WY

Home town:	Hardin
Current & past employers:	USAF
Education:	Community College of the Air Force (CCAF), American Military University

This borrower member posted the following loan description, which has not been verified:

Loan will be used to pay off a credit line from GE Money. I purchased windows for my home and thought I was getting a 12 month no interest loan and then pay off the balance with monthly payments with interest. Basically, first year no interest. It turns out that I needed to pay off the entire $12,610 balance within 12 months or I would have over $3000+ in interest added to the balance. The interest accrued over the first year of no interest. I would then have to make monthly payments on almost $16,0000. I tried to get the terms adjusted but the company and GE Money placed the responsibility on the other with neither one helping me. I filed a complaint with the Better Business Bureau concerning their sales tactics but the company did nothing to assist with the loan terms. It turns out they had several complaints regarding their sales. If someone wants the name of this construction company in Denver, Colorado I will be more than happy to pass on the expierence I had with them, to include photos of the windows they installed.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,450.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385119	$11,750	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385119. Member loan 385119 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	Urban Health Plan	Debt-to-income ratio:	16.40%
Length of employment:	3 years 9 months	Location:	New York, NY

Home town:
Current & past employers:	Urban Health Plan, Financial times
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I just want to thank you, for taking the time to review my loan. I have never been late with a payment, as you can see from my credit report. This loan would be use, to consolidate 2 credit cards that I have into one payment. Again, thank you for taking the time in reviewing my loan.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,993.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385248	$25,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385248. Member loan 385248 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	International Foodservice Specialists, Inc.	Debt-to-income ratio:	18.36%
Length of employment:	2 years 10 months	Location:	Chula Vista, CA

Home town:	Long Branch
Current & past employers:	International Foodservice Specialists, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for working capital to take advantage of inventory and/or cash discounts available from various vendors.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,903.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385250	$25,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385250. Member loan 385250 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	XVC, Inc.	Debt-to-income ratio:	19.12%
Length of employment:	5 years	Location:	Concord, OH

Home town:	Cleveland
Current & past employers:	XVC, Inc.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I'm a creative communications consultant and photographer based out of Cleveland, OH. I also happen to one of many small business owners who had to leverage personal credit to keep a new business afloat. Now, 5 years later, business is pretty good even though the economy as a whole has slowed down. While I've been able to stay current, much of my debt is of the high-interest credit card variety. I'm hoping the LC community can help me consolidate a few credit cards and reduce the interest rate I'm paying. Thank you for your consideration...

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	36
Revolving Credit Balance:	$91,505.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385259	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385259. Member loan 385259 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,625 / month
Current employer:	Ann Taylor Retail Inc.	Debt-to-income ratio:	5.49%
Length of employment:	1 year 6 months	Location:	ORLANDO, FL

Home town:	Ft. Walton Beach
Current & past employers:	Ann Taylor Retail Inc.
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

My fiance' just got a great job in San Diego and will be relocating there for a couple of months to work. In order for he and I to both work out our fairly successful careers we need the 3000 to cover the moving him from Florida to California and visitation for myself in between.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,786.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385261	$12,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385261. Member loan 385261 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	State Street Corp.	Debt-to-income ratio:	0.30%
Length of employment:	1 year	Location:	NORTH PROVIDENCE, RI

Home town:	North Providence
Current & past employers:	State Street Corp., Walgreen
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

i need Personal line of credit for personal expenditures home improvement and vacation.I do not have enough equity to get home equity loan and i do not want to refinance my home because of closing cost. I have excellent credit history and secure job.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385273	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385273. Member loan 385273 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	interchurch center	Debt-to-income ratio:	3.79%
Length of employment:	5 years	Location:	BRONX, NY

Home town:	New York
Current & past employers:	interchurch center, castrigno
Education:	CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

im looking for loan to startup business

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,822.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 385287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385287	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385287. Member loan 385287 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	max-m-co	Debt-to-income ratio:	9.03%
Length of employment:	9 years 1 month	Location:	Austin, TX

Home town:	anenii noi
Current & past employers:	max-m-co
Education:	college of chisinau

This borrower member posted the following loan description, which has not been verified:

I need a wedding money!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,894.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385291	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385291. Member loan 385291 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	Inland Imaging, LLC	Debt-to-income ratio:	6.59%
Length of employment:	4 months	Location:	Seattle, WA

Home town:	Beaumont
Current & past employers:	Inland Imaging, LLC, Siemens Healthcare
Education:	Strayer Universith at North Carolina, Weber State University

This borrower member posted the following loan description, which has not been verified:

I've recently relocated back to the US after many years in Singapore. I have some debts owing to Standard Chartered bank in Singapore at a high interest rate that I would like to pay off.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$713.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385349	$15,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385349. Member loan 385349 was requested on March 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Consulting Firm	Debt-to-income ratio:	0.80%
Length of employment:	1 year	Location:	pittsburgh, PA

Home town:	mumbai
Current & past employers:	Consulting Firm
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

So I am from India. I went to a top school for my Masters degree (Carnegie Mellon). Ofcourse, CMU wasn't cheap and to fund my education I took an education loan from India totaling about $70,000. I graduated about 12 months back and secured a top job at a substantial salary. Other than my education loan, I have zero debt (currently utilizing a zero percent balance transfer offer on one credit card -- close to zero debt on my three other cards). My first year income was about $95,000. Due to my low debt obligations, I went all out to repay my education loan, paying in as much as $55,000 dollars in one year (I have bank statements to show the money returned). However, as most of my payments were in the beginning of last year (when the dollar was much weaker), the conversion rate was against me and I didnt return as many rupees as I borrowed. I have about $15,000 left on my loan and am far ahead of my required payments. However, there are two big reasons I want to close out my loan immediately: 1) Education loans in India are very expensive and I am currently paying about 15% in interest. 2) Due to recent run up of the dollar, the exchange rate with the rupee is at its highest (nearly 25% higher when compared to one year ago). Not sure how long this might last. To capitalize on this, I am looking to borrow money to close out my loan in India immediately and handle everything here in America. This reduces my forex exposure and offers lower interest rates. Hence, I am motivated to move this debt to America and pay in the currency I earn in. I am sincere, hard working, have a great job, and excited about future possibilities post clearing this loan in India! Thanks for reading my note!

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,118.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385425	$8,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385425. Member loan 385425 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	BBH & Co.	Debt-to-income ratio:	12.08%
Length of employment:	1 year 1 month	Location:	Staten Island, NY

Home town:
Current & past employers:	BBH & Co., TD Securities
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan for part of a down payment on an investment property.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,187.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 385442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385442	$6,850	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385442. Member loan 385442 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	TranTech	Debt-to-income ratio:	11.62%
Length of employment:	2 years 6 months	Location:	Herndon, VA

Home town:
Current & past employers:	TranTech, Comtech Mobile Datacom
Education:

This borrower member posted the following loan description, which has not been verified:

A small loan needed for home window repairs and improvements. Things that need to be fixed as soon as possible on the home.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,867.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385483	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385483. Member loan 385483 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	self-employed	Debt-to-income ratio:	1.72%
Length of employment:	3 years	Location:	lamesa, TX

Home town:	Lamesa
Current & past employers:	self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan because I need to remodel my bathroom due to that the pluming is really bad, and with that money I can fix it, even though I'm self employed due to the recession that this country is going through my business have gone down.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	62
Revolving Credit Balance:	$586.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385517	$24,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385517. Member loan 385517 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	brinks	Debt-to-income ratio:	17.17%
Length of employment:	13 years 8 months	Location:	queens, NY

Home town:	Brooklyn
Current & past employers:	brinks
Education:

This borrower member posted the following loan description, which has not been verified:

PAYOFF TWO PERSONAL LOANS ($11K)FROM CITIBANK. MY AUTOMOBILE NEEDS SERVICE,CHECK ENGINE LIGHT ON DASBOARD IS DISPLAY. SEARCHING FOR SECONDARY JOB TO FOR EXTRA INCOME.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	59
Revolving Credit Balance:	$608.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 385520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385520	$9,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385520. Member loan 385520 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,125 / month
Current employer:	Arizona State Credit Union	Debt-to-income ratio:	15.85%
Length of employment:	3 years 3 months	Location:	FLAGSTAFF, AZ

Home town:	Glendale
Current & past employers:	Arizona State Credit Union
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I have just graduated with my business degree and purchased my first home. Now i am looking to pay off all debt. This seemed like a great way to consolidate and pay it off at a better rate.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,012.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385552	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385552. Member loan 385552 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Auto Zone	Debt-to-income ratio:	23.66%
Length of employment:	5 months	Location:	Temple, GA

Home town:	Atlanta
Current & past employers:	Auto Zone, John Bleakley Ford
Education:	Georgia Southwestern State University

This borrower member posted the following loan description, which has not been verified:

I am looking to lower my credit card payment as my interest rates have gone up.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,688.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385577	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385577. Member loan 385577 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Butte College	Debt-to-income ratio:	12.78%
Length of employment:	5 years	Location:	CHICO, CA

Home town:	San Antonio
Current & past employers:	Butte College
Education:	University of San Francisco (USF), California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down two credit cards at a more reasonable interest rate. I have a tenured position at work and am a reliable borrower.

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	42
Revolving Credit Balance:	$9,287.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385601	$12,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385601. Member loan 385601 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Office Pavilion Houston	Debt-to-income ratio:	13.01%
Length of employment:	1 year 5 months	Location:	Spring, TX

Home town:	Corsicana
Current & past employers:	Office Pavilion Houston, Mccoy Workplace Solutions, Texas Department of Criminal Justice
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I recently had a roommate move out on my lease and had just signed a year lease for my house. I am able to make the payments but it has left me living paycheck to paycheck with no emergency fund. If possible I would like to get a loan to pay for the rest of the year lease and then make payments on the loan which would help me catch up. This should help cut my monthly payment in half or more and at the same time I would have plenty of time to make arrangements on a more cost effective place to live. I already have a friend in the process of buying a home in which he would lease out a room to me for a much lower cost. With the extra money saved I could also pay the loan off in full earlier.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	38
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385609

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385609	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385609. Member loan 385609 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,894 / month
Current employer:	US Army	Debt-to-income ratio:	22.76%
Length of employment:	3 years 8 months	Location:	Dallas, TX

Home town:	Dallas
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting a $5,000 loan for debt consolidation. I need the loan to pay off past debts from various lenders

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$362.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385619	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385619. Member loan 385619 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Ceradyne Thermo	Debt-to-income ratio:	10.74%
Length of employment:	5 years 1 month	Location:	Alpharetta, GA

Home town:	Springfield
Current & past employers:	Ceradyne Thermo
Education:

This borrower member posted the following loan description, which has not been verified:

Hi all, First of all I love this site. I hope to be an investor once my loan is payed off. Gotta love that passive income. Well my situation right now is that I've recently had a wedding, which added to some credit card debt that I already had obtained through furnishing a home I purchased a little over two years ago. My credit is still great despite my high level of revolving debt-which is spread out across 4 cards right now, and I'm merely trying to consolidate into one loan for ease of payment and lower rate. I've been employed with my current company for over five years now, and we have government contracts that are currently going to last well into 2014. We are in fact, expanding to triple our current production level within the next two years...and will be hiring while others are firing. In other words, slim to none chance of layoff or job loss for the next five years. My income is good and looks to be getting better. I just got a 4% raise which is excellent in the current economic climate, needless to say. In fact, I'm able to stuff 15% of my pay into a 401k even with my high debt payment. Can't stand to miss out on that employer match. Well I won't bore you guys any longer, I really do appreciate anyone willing to help me out. I'll be joining your ranks in three years :)

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,622.00	Public Records On File:	0
Revolving Line Utilization:	47.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385661	$11,100	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385661. Member loan 385661 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	new england lining supply	Debt-to-income ratio:	17.71%
Length of employment:	1 year 5 months	Location:	Pawtucket, RI

Home town:
Current & past employers:	new england lining supply
Education:

This borrower member posted the following loan description, which has not been verified:

business loan

A credit bureau reported the following information about this borrower member on March 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,872.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385685	$18,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385685. Member loan 385685 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	city of brigeport	Debt-to-income ratio:	8.66%
Length of employment:	15 years 5 months	Location:	bridgeport, CT

Home town:	Bridgeport
Current & past employers:	city of brigeport, sacred heart university
Education:	Sacred Heart University, Housatonic Community College

This borrower member posted the following loan description, which has not been verified:

i'm attempting to barrow the money for a dream vacation and to help my sister who just recently lost her job .

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,584.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385688	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385688. Member loan 385688 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Consulate General of the Dominican Republic	Debt-to-income ratio:	21.66%
Length of employment:	8 years 3 months	Location:	MIAMI, FL

Home town:	Santo Domingo
Current & past employers:	Consulate General of the Dominican Republic
Education:	Universidad Catolica de Santo Domingo

This borrower member posted the following loan description, which has not been verified:

I really would like to get this loan to pay off my credit cards, becuase I make monthly payments and I feel like the principal comes down to slow because of the interes. I would like to have only one loan with only one payment in the one I will pay principal and interest knowing that one day will be the last payment and having my credit cards clean.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	33
Revolving Credit Balance:	$11,998.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385691	$3,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385691. Member loan 385691 was requested on March 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Goodwill Industries of Orange County	Debt-to-income ratio:	23.45%
Length of employment:	1 year 10 months	Location:	Garden Grove, CA

Home town:	Long Beach
Current & past employers:	Goodwill Industries of Orange County, Gwinnett County Public Schools, 20th Century Fox Studios
Education:	Long Beach City College, Rio Hondo College

This borrower member posted the following loan description, which has not been verified:

I have to have surgery in early April and I need a small loan to help with my expenses. I have medical insurance but it doesnt cover everything like my co pay..ect

A credit bureau reported the following information about this borrower member on March 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,369.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385745	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385745. Member loan 385745 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	20.68%
Length of employment:	1 year	Location:	Oregon, WI

Home town:
Current & past employers:	Self-Employed, National Cleaning Company, Wisconsin Aviation
Education:	Embry-Riddle Aeronautical University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate some business debt and to help expand a relatively new facilities management company that provides janitorial and maintenance services to commercial properties. My business partner and I have been involved in the industry for 30 and 10 years, respectively. We come from a national cleaning company where we oversaw properties nationwide ranging from small office buildings to 2-million square-foot enclosed shopping centers. My partner was the national manager (and a minority owner), and I was a multi-region manager. We presently have enough cash-flow to pay the regular bills and cover any loan through Lending Club. I also have $25,000 available as a loan from my parents that I will not touch except in the case of a cash-flow emergency. This assures that, even in a worst-case scenario, we will be able to meet our financial obligations to our lenders. Along with building a local base of customers (all of whom are very happy with our work), we are in talks with a number of REITs to start bidding on groups of enclosed shopping center contracts around the country. The commercial janitorial industry alone is approaching $100 billion annually. It is tremendously fragmented, to the point that I don?t think that anybody even has 1% of the market (specifically commercial janitorial). There?s no real barrier to entry in any domestic city. Overgeneralizing a bit, excepting a couple of large franchise companies (which, depending on who owns the local office, are all over the map in terms of service quality), there seem to be two major types of janitorial companies. First, there are the hundreds of thousands of ?ma and pa? operations that may or may not be good but they aren?t focused beyond a short radius from their home and they clean a small number of facilities. Then, there are the few ?heavy hitters? that have revenue in the tens and hundreds of millions of dollars. These companies often shun smaller contracts even though they could enter Fortune 1000 status were they to develop a broader market. Additionally, other than having a site manger, they tend to manage from afar (sometimes many states away) which severely limits growth potential. I?m not knocking either type of company. If they provide good service, then great. However, my thought is to develop a franchise-like business model and then export that model throughout the United States while maintaining corporate control. This will allow us to serve large geographical areas and ranges of customers while maintaining a local feel with high-level management in each market providing direction and ensuring quality of service. Shopping centers that we pick up will be catalysts for growth in their associated cities. My long-term goal (maybe 30 years) is to have corporate owned local offices in the top 300 metropolitan statistical areas. I think the first 5 years will be relatively slow growth, but I expect things to accelerate as we get the practice of entering new cities down to a science. I believe that as we expand and build our reputation, we will start pulling the best and brightest people from throughout the industry partly because of our pay structure and opportunity for advancement. This will accelerate our growth while maintaining service quality. Anyway, I have borrowed and repaid tens of thousands of dollars over the fifteen years of my adult life and have never been late on a payment let alone failed to repay a loan (this is entirely on my own with no external help). My credit score reflects this. It was 805 before starting the company, and last time I checked it was around 750 after incurring some debt to get the company off the ground. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,744.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385753	$2,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385753. Member loan 385753 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,750 / month
Current employer:	policia departmento	Debt-to-income ratio:	10.96%
Length of employment:	8 years 1 month	Location:	bronx, NY

Home town:	puerto rico
Current & past employers:	policia departmento, police department
Education:

This borrower member posted the following loan description, which has not been verified:

Im looking to get funding to help payoff my creditcard bill tht is out standing

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	42	Months Since Last Delinquency:	12
Revolving Credit Balance:	$5,428.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385767	$3,475	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385767. Member loan 385767 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,333 / month
Current employer:	kohls	Debt-to-income ratio:	18.09%
Length of employment:	2 years 5 months	Location:	stratford, CT

Home town:	stratsford
Current & past employers:	kohls
Education:	university of hartford

This borrower member posted the following loan description, which has not been verified:

I looking for extra funding to pay for my tuition.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,844.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385796	$16,800	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385796. Member loan 385796 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Advantage Data Inc.	Debt-to-income ratio:	1.15%
Length of employment:	9 months	Location:	LOWELL, MA

Home town:	Salem
Current & past employers:	Advantage Data Inc., SmartEDU, Inc.
Education:	Tufts University, University of Massachusetts-Lowell

This borrower member posted the following loan description, which has not been verified:

I just found a super-clean, low-mileage (27k miles) RX-7 locally that I'd like to purchase. Unfortunately, the car is being sold by a private seller and I currently do not have enough cash to fund the purchase on my own. I'm having trouble getting loans from banks mainly because they don't like the idea of holding a 20-year-old car as collateral. Ideally, I would have liked to trade in my current car (2003 G35) with an additional 30% down, resulting in a much smaller loan amount (under $8,000). This is not the case, however, so I am planning to sell my current car (2003 Infiniti G35) within a few weeks in order to pay back a chunk of this loan. Thanks!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$800.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385809	$20,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385809. Member loan 385809 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Bluepoint Surgical Group	Debt-to-income ratio:	20.06%
Length of employment:	2 years 2 months	Location:	ALEXANDRIA, VA

Home town:	Ripley
Current & past employers:	Bluepoint Surgical Group
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Found you by means of Lendingtree.com. Wanting to consolidate credit card debts, federal and state taxes owed for 2008 and other bills. I am not currently having problems making my payments, I want to begin to actually pay down the debt and start saving money.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,450.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385849

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385849	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385849. Member loan 385849 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	ECI	Debt-to-income ratio:	11.15%
Length of employment:	6 years	Location:	Irvine, CA

Home town:	Toronto
Current & past employers:	ECI
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

Attempting to consolidate and close out 2 higher interest credit cards.

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,755.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385860	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385860. Member loan 385860 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Properties Plus LLC	Debt-to-income ratio:	21.95%
Length of employment:	1 year 7 months	Location:	Boulder, CO

Home town:	Ottawa
Current & past employers:	Properties Plus LLC
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am interested in a loan to consolidate my credit card debt and to pay an unexpected 2008 tax bill. I have excellent credit (750 range) and this consolidation will actually lower my monthly payments.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,811.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385903

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385903	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385903. Member loan 385903 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Hagemeister Inc. Law Office	Debt-to-income ratio:	17.97%
Length of employment:	14 years	Location:	ALISO VIEJO, CA

Home town:	Placentia
Current & past employers:	Hagemeister Inc. Law Office, Tenet Healthcare Corp., Jones Day
Education:	Fullerton College, California State University-Fullerton (CSUF), University of San Diego

This borrower member posted the following loan description, which has not been verified:

I am a 40 year old business transaction attorney and commercial broker. Although most work is done via telephone and e-mail theses days, on occasion, I need to meet with clients and/or drive clients in my vehicle. My wife drives our three daughters around in a 2003 minivan and we also own a 2003 truck, but neither car is really appropriate in most professional settings. I will use the proceeds of the loan to purchase a nice used 4 door sedan, probably 3 to 5 years old to get the best bargain. There are many very nice vehicles in the $18,000 to $20,000 range (before tax and license and initial mechanic work). Purchasing from a private party will provide me with much better leverage than purchasing from a dealer. I will also be investigating and purchasing an aftermarket warranty as I will likely keep the vehicle for 5+ years. This warranty may cost another $1,500 but would be worth it in the long run to avoid substantial repair costs. All in all, a lot cheaper than buying a new car.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$351,453.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385906

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385906	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385906. Member loan 385906 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,083 / month
Current employer:	Willis Insurance Services of California, Inc.	Debt-to-income ratio:	12.16%
Length of employment:	1 year	Location:	Corona, CA

Home town:	Glendale
Current & past employers:	Willis Insurance Services of California, Inc., Aon Corp., Stanley Steemer International
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

My wife, kids, and I just purchased our first home via a short sale and need these funds to fix and paint the exterior. Currently our home has peeling paint and is susceptible to attack by termites and other wood destroying pests. Help us protect our investment while putting others to work!

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,364.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 385916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385916	$25,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385916. Member loan 385916 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	B&H Photo Video	Debt-to-income ratio:	0.38%
Length of employment:	2 years 6 months	Location:	Amityville, NY

Home town:	Durham
Current & past employers:	B&H Photo Video, The New York Magic Project Inc
Education:	University of North Carolina School of the Arts

This borrower member posted the following loan description, which has not been verified:

In April of 2008, I created the New York Magic Project, an S-Corp production company with the goal of creating education and performance tools for magicians. In August of 2008 we launched our website at www.newyorkmagicproject.com In under a year, I have self-financed and produced 2 instructional DVDs, both of which are available on our website and have received acclaim from top industry pros. Our next project is a custom deck of Bicycle cards, produced by the US Playing Card Company in Ohio. Our deck has already gone through the stages of approval at USPCC. We have self-funded the artwork/proof fee. USPCC is ready to run our deck as soon as we have the funds. The custom Bicycle deck market exploded in 2004 when ellusionist.com created their Black Tiger Deck, which has sold over 250,000 decks. It has continued to grow with more offerings from Ellusionist, and other companies. The market is still going strong. In October of 2008, a company called Big Blind Media debuted a deck of cards, and the entire first printing sold out in a mere 2.5 weeks. Their next deck will be on the market this spring. Custom decks are sought after by card enthusiasts such as poker players and magicians, and there are many collectors of various Bicycle decks. Our $25,000 loan would finance cost of the minimum run of 10,000 decks required, as well as cover advertising costs, such as print ads in magic trade magazines.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,330.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385924	$17,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385924. Member loan 385924 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	Internal Revenue Service (IRS)	Debt-to-income ratio:	14.71%
Length of employment:	7 years 9 months	Location:	WASHINGTON, DC

Home town:	Huntington Station
Current & past employers:	Internal Revenue Service (IRS)
Education:	SUNY at Binghamton

This borrower member posted the following loan description, which has not been verified:

Consolidate two credit cards and a 410K loan

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,359.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385932	$24,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385932. Member loan 385932 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Rabat inc	Debt-to-income ratio:	12.78%
Length of employment:	3 years 4 months	Location:	berkeley, CA

Home town:
Current & past employers:	Rabat inc
Education:	University of San Francisco (USF)

This borrower member posted the following loan description, which has not been verified:

paying of debt

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$3,903.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 385947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385947	$4,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385947. Member loan 385947 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.77%
Length of employment:	n/a	Location:	Dallas, TX

Home town:	Leavenworth
Current & past employers:	MedTrials, Inc. (Clinical Research)
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

This loan request is for a $7000 surgical procedure of which I (the borrower) already has $3000.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$703.00	Public Records On File:	0
Revolving Line Utilization:	2.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385950	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385950. Member loan 385950 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,767 / month
Current employer:	Parker Consulting Services	Debt-to-income ratio:	11.12%
Length of employment:	4 years 1 month	Location:	Tallahassee, FL

Home town:	Annapolis
Current & past employers:	Parker Consulting Services, Stanley Steemer, T-Formations
Education:	Tallahassee Community College

This borrower member posted the following loan description, which has not been verified:

To pay off my car loan

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,637.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 385969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385969	$8,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385969. Member loan 385969 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	McTish, Kunkel & Associates	Debt-to-income ratio:	6.75%
Length of employment:	4 years 10 months	Location:	Jeannette, PA

Home town:	Boston
Current & past employers:	McTish, Kunkel & Associates
Education:	Penn State

This borrower member posted the following loan description, which has not been verified:

We built our house 3 years ago and have been living with an extremely steep gravel driveway ever since. My wife's car will be paid off in May, so now it is time to get the driveway paved. My wife and I are very cost-conscious people and have never been late on a bill; establishing an excellent credit record. Thanks in advance for your help in improving our home.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,439.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 385987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385987	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385987. Member loan 385987 was requested on March 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Kmart	Debt-to-income ratio:	24.36%
Length of employment:	8 years 5 months	Location:	Chula Vista, CA

Home town:	Mesa
Current & past employers:	Kmart
Education:	Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I have three credit card debts I need to have paid off. I always make my payments on time and have a very good credit score, it will just take me way too long to pay them off and I would like to move into my own place and start living my own life. Making one payment a month instead of the three will make this dream of mine a reality.

A credit bureau reported the following information about this borrower member on March 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,917.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386083	$9,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386083. Member loan 386083 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Pacer Energy Marketing	Debt-to-income ratio:	21.90%
Length of employment:	3 years 1 month	Location:	Skiatook, OK

Home town:	Tulsa
Current & past employers:	Pacer Energy Marketing, Crude Marketing and Transportation
Education:	Tulsa Community College

This borrower member posted the following loan description, which has not been verified:

Need to pay off high interest credit card and replace with lower interest payment.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,190.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386100	$8,500	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386100. Member loan 386100 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	medco health solutions	Debt-to-income ratio:	19.83%
Length of employment:	1 year 6 months	Location:	FORT WORTH, TX

Home town:	New Orleans
Current & past employers:	medco health solutions, university of houston library
Education:	university of houston

This borrower member posted the following loan description, which has not been verified:

need a loan to buy a used car, preferrably individual sales, but dealers are fine too

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,321.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386126	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386126. Member loan 386126 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Special School District	Debt-to-income ratio:	0.33%
Length of employment:	5 years	Location:	St Louis, MO

Home town:	St Louis
Current & past employers:	Special School District, Special School District
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Before selling my current home, I would like to make several repairs so that I get the highest price possible. Floors $3000. Cabinets $2000. Paint $1000. Update bathrooms $1000. Update Kitchen $3000. Update Electric (breaker box) $1000. My house appraises for $190,000 now, and after repairs would appraise for $250,000 to $260,000. Other then the electric, my sons will be doing to labor at no cost.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	16
Revolving Credit Balance:	$12,683.00	Public Records On File:	1
Revolving Line Utilization:	34.80%	Months Since Last Record:	47
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386131	$11,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386131. Member loan 386131 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,489 / month
Current employer:	Los Angeles Unified School District	Debt-to-income ratio:	19.15%
Length of employment:	3 years 3 months	Location:	Los Angeles, CA

Home town:	Cerritos
Current & past employers:	Los Angeles Unified School District
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I want to refinance a loan from Prosper

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,148.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386136	$10,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386136. Member loan 386136 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Armstrong Capital	Debt-to-income ratio:	3.92%
Length of employment:	n/a	Location:	Far Rockaway, NY

Home town:	Philadelphia
Current & past employers:	Armstrong Capital
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

I currently have two credit cards with an APR of over 19% that I would like to consolidate.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,520.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386148	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386148. Member loan 386148 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,708 / month
Current employer:	Citadel Solutions LLC	Debt-to-income ratio:	19.20%
Length of employment:	1 year 1 month	Location:	Chicago, IL

Home town:	Burlington
Current & past employers:	Citadel Solutions LLC
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I have recently been introduced to an investment opportunity that I want to take advantage of. I have been offered to buy a stake in local business. The majority of this loan will be used to buy this stake. The rest will be used to help cover upcoming costs asscociated with my CPA/CFA exams. I currently work in the financial services industry in Chicago. I have been at my current job for over a year now. Because of my job, I have to adhere to strict compliance policies that prohibit me from buy and selling out of stocks easily. Currently, most of my wealth is in stocks so I currently don't have the liquidity to take advantage of this opportunity. This is why I am seeking this loan.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,435.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386164	$14,500	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386164. Member loan 386164 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,982 / month
Current employer:	CVS	Debt-to-income ratio:	5.75%
Length of employment:	2 years	Location:	Egg Harbor City, NJ

Home town:	Daytona Beach
Current & past employers:	CVS, Lockheed Martin Corp.
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

With this money I can pay off what I owe and only have 1 monthly payment. That would make my life a WHOLE lot easier. Thank you for your help.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,695.00	Public Records On File:	1
Revolving Line Utilization:	46.20%	Months Since Last Record:	72
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 386209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386209	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386209. Member loan 386209 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,792 / month
Current employer:	Scott & White EMS, Inc.	Debt-to-income ratio:	17.37%
Length of employment:	2 years 8 months	Location:	Temple, TX

Home town:	Temple
Current & past employers:	Scott & White EMS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I'm starting an internet auction & ecommerce website. I already have my company incorporated (State of Texas) and also have my domain name secured. I'm in need of capital to pay for web development and hosting costs.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386225	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386225. Member loan 386225 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,166 / month
Current employer:	NII	Debt-to-income ratio:	1.73%
Length of employment:	4 years	Location:	NORTHRIDGE, CA

Home town:	Vilnius
Current & past employers:	NII, Darius Ivanauskas
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

I am 25 year old male, full time employed and on the free time run my own window tinting business. I need truck to better do the job. Never missed a payment, have excellent credit score

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,554.00	Public Records On File:	0
Revolving Line Utilization:	19.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386296	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386296. Member loan 386296 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Revision Management	Debt-to-income ratio:	21.97%
Length of employment:	3 years	Location:	San Ramon, CA

Home town:	San Ramon
Current & past employers:	Revision Management, UPS
Education:	Berklee Music College

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down my credit card and college loans faster.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,524.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386310	$7,200	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386310. Member loan 386310 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Sapphire Energy	Debt-to-income ratio:	16.72%
Length of employment:	2 months	Location:	San Diego, CA

Home town:	Salinas
Current & past employers:	Sapphire Energy, University of New Mexico/New Mexico State
Education:	Chico State/ New Mexico State

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,712.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386315	$14,100	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386315. Member loan 386315 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	The Grand Canal Shoppes at The Venetian	Debt-to-income ratio:	10.82%
Length of employment:	2 years	Location:	LAS VEGAS, NV

Home town:	Orem
Current & past employers:	The Grand Canal Shoppes at The Venetian, Aramark Corp, The Utah College of Massage Therapy
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate my car payment and motorcycle payment into one loan and lower the aggregate interest rate and monthly payments.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	24
Revolving Credit Balance:	$10,513.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386330	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386330. Member loan 386330 was requested on March 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Sean Consulting Services	Debt-to-income ratio:	15.29%
Length of employment:	3 months	Location:	Redondo Beach, CA

Home town:	Redondo Beach
Current & past employers:	Sean Consulting Services, Cbeyond
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Working out of home financial consultant is in need of paying the expenses (rent + cell phone expense). $3000 will go towards next 2 months worth of rent. The rest will go towards cell phone and travel expenses. Small roadblock from my success.

A credit bureau reported the following information about this borrower member on March 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$5,031.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386369	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386369. Member loan 386369 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,708 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	13.82%
Length of employment:	10 years 3 months	Location:	Mays Landing, NJ

Home town:	Somers Point
Current & past employers:	Computer Sciences Corporation, Crab Trap Ltd
Education:	Georgia Institute of Technology, The Richard Stockton College of New Jersey

This borrower member posted the following loan description, which has not been verified:

This is my loan for my convertible BMW

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1969	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	5
Revolving Credit Balance:	$56,903.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386400	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386400. Member loan 386400 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	8.54%
Length of employment:	n/a	Location:	New York, NY

Home town:	Taipei
Current & past employers:	Mondera
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

I need to get a 25k loan to consolidate debt. I will use the money to pay off two credit card account in Bank of America and JP Morgan Chase. I will spend 13k to pay off the Bank of America's credit card. And 11k to pay off the credit card on JP Morgan Chase. I incurred the 25k credit card debt in 2008 to finance an internet start up. But unfortunately the venture did not work out. I am currently working as a software consultant with steady income. I like to pay off the high interest credit card account with a lower interest rate loan and pay if off in next 3 years.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$24,485.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386423	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386423. Member loan 386423 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,540 / month
Current employer:	Law Office of Frederick R. Franke, Jr.	Debt-to-income ratio:	21.54%
Length of employment:	10 years 1 month	Location:	Denton, MD

Home town:	Cambridge
Current & past employers:	Law Office of Frederick R. Franke, Jr.
Education:	Anne Arundel Community College

This borrower member posted the following loan description, which has not been verified:

Payoff my credit cards and consolidate them into one monthly payment.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	30
Revolving Credit Balance:	$11,628.00	Public Records On File:	1
Revolving Line Utilization:	40.40%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386450	$2,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386450. Member loan 386450 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,475 / month
Current employer:	NDI	Debt-to-income ratio:	19.10%
Length of employment:	5 years 5 months	Location:	alexandria, VA

Home town:	Takoma Park
Current & past employers:	NDI, Smithsonian Institution
Education:	Northwestern Sr High School

This borrower member posted the following loan description, which has not been verified:

Finally I am done raising my family and want to go back to school to help improve my quality of life. I want to be able to have the freedom of an eduacation that will help my finish out my career in style with my head held high. I want to go back to school and get my degree in drafting and design. I have been in the building industry my entire working life and have always been out in the field as a supervisor but now I would like to be part of the planning and design of the projects. This loan would enable me to get this dream off the ground.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,396.00	Public Records On File:	1
Revolving Line Utilization:	23.10%	Months Since Last Record:	57
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386455

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386455	$24,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386455. Member loan 386455 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Rockdale County BOE	Debt-to-income ratio:	16.87%
Length of employment:	2 years 9 months	Location:	Covington, GA

Home town:	Snellville
Current & past employers:	Rockdale County BOE, Henry County BOE, Newton County BOE, AirTouch Paging
Education:	University of Phoenix-Online Campus, Walden University, Georgia College and State University

This borrower member posted the following loan description, which has not been verified:

This loan is being used to pay off my credit cards and a personal loan.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,429.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386469	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386469. Member loan 386469 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	lsw	Debt-to-income ratio:	23.69%
Length of employment:	6 years	Location:	Grand Prairie, TX

Home town:	Dallas City
Current & past employers:	lsw, American General
Education:	texas arlington

This borrower member posted the following loan description, which has not been verified:

Loan for the purchase of an used motorcycle

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,400.00	Public Records On File:	1
Revolving Line Utilization:	77.80%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386495	$4,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386495. Member loan 386495 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Vinckier Foods	Debt-to-income ratio:	15.06%
Length of employment:	5 years 7 months	Location:	Imlay City, MI

Home town:	Mt. Clemens
Current & past employers:	Vinckier Foods
Education:

This borrower member posted the following loan description, which has not been verified:

We are in the process of buying a home for the first time. The home that we are trying to purchase is a manufactured home. Because of that, we found out that we would need about 2000.00 down, and about another 3000.00 for our closing costs. This is the only thing holding us back. We could easily make the monthly payment and once we get our tax money back next year (we would get the tax credit back that they are offering for first time home buyers), we would be able to pay the loan amount off in full. This is a great opportunity for us and we would hate to lose a great house just because of a few thousand dollars.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	20
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386556	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386556. Member loan 386556 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,807 / month
Current employer:	US Army	Debt-to-income ratio:	22.32%
Length of employment:	17 years	Location:	Fort Knox, KY

Home town:	Cleburne
Current & past employers:	US Army
Education:	Central Texas College

This borrower member posted the following loan description, which has not been verified:

I want to pay off my current credit cards keeping only a few of them and make one low monthly payment at a low interest rate. my current credit scores are pretty good. I have been monitoring my credit scores for over a year and they have been steadily going up every month. These credit cards seem to be causing most of the problem duing the time that I have been monitoring my credit reports and scores.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,583.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386563	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386563. Member loan 386563 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Self	Debt-to-income ratio:	6.76%
Length of employment:	5 years 6 months	Location:	Rhinebeck, NY

Home town:
Current & past employers:	Self, USAF (Retired)
Education:

This borrower member posted the following loan description, which has not been verified:

I am purchasing a campground which has been in operatiion for 39 years. I am investing my own funds and am using owner financing. I need the $12000 to complete the deal and begin operations.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,977.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 386605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386605	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386605. Member loan 386605 was requested on March 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Aerotek	Debt-to-income ratio:	16.24%
Length of employment:	1 year 6 months	Location:	Morgan Hill, CA

Home town:	San Bruno
Current & past employers:	Aerotek
Education:

This borrower member posted the following loan description, which has not been verified:

Private school tuition for our daughters 2009/2010 school year. Oldest daughter will be a senior and youngest a sophomore. College fund for oldest tanked in the last year so we need to put more money away in the next 12 months to pay for her first year of college while hopefully her 529 fund bounces back. By spreading this year's tuition costs over 3 years, it will allow us to set more aside for her first year of college.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,559.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386647	$1,750	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386647. Member loan 386647 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Contracted Work	Debt-to-income ratio:	2.40%
Length of employment:	4 years	Location:	Waretown, NJ

Home town:
Current & past employers:	Contracted Work
Education:

This borrower member posted the following loan description, which has not been verified:

In need of a small business loan to purchase some more equipment for my seamstress business. My credit is very good and the loan will be paid off sooner then the loan term.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$806.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386672	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386672. Member loan 386672 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	US Air Force	Debt-to-income ratio:	0.68%
Length of employment:	9 years 9 months	Location:	Lumberton, NJ

Home town:
Current & past employers:	US Air Force
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

I own an online webstore selling ice packs and ice wraps. We previously dropshipped all of our orders directly from the manufacturer/distributor to our customers. I am now in the process of stocking inventory for our 200 SKUs out of our distribution warehouse in Hudson, MI. I have half of our inventory already purchased and in stock. This loan is to purchase the remaining inventory as well as new inventory/order management software and hardware. Thanks

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,719.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386699	$20,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386699. Member loan 386699 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,292 / month
Current employer:	Maersk	Debt-to-income ratio:	1.91%
Length of employment:	15 years	Location:	Orlando, FL

Home town:	San Jos? de las Matas
Current & past employers:	Maersk
Education:	Valencia Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to take out a loan for enough money to be able to finish my AA degree at the community college and then obtain at least a Bachelor's degree at a University. With this loan I will able to focus on my studies rather than worrying about being forced to leave for monetary reasons.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	51
Revolving Credit Balance:	$1,846.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386719	$21,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386719. Member loan 386719 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	CNY Healing Arts	Debt-to-income ratio:	9.86%
Length of employment:	1 year 2 months	Location:	Syracuse, NY

Home town:	Liverpool
Current & past employers:	CNY Healing Arts, Jamesville Dewitt School District, Pier 1 Imports, Karma Fitness, North Area YMCA
Education:	Onondaga Community College, Kripalu Center for Health and Wellness

This borrower member posted the following loan description, which has not been verified:

A loan of $21,000 will help to sufficiently open and run a Yoga Studio located in Fayetteville, New York. The loan will be used in the following ways: ($5,000) Building Improvements such as new bamboo flooring, lighting, paint and wall construction/ ($500 month) Advertisement and Marketing/ ($2,500) Office Equipment and Supplies such as a Front Desk (Point of Sale), a register, Fax and copy machine and basic off ice supplies/ ($2,500) Retail- Yoga clothing, Yoga mats, blocks, straps, educational DVD's and books, and other items to enhance the practitioner's experience/ ($3,500) Lawyer fees to become an LLC. If there is little to no profit within the first year, the remaining amount will be used for rent, utilities and payroll. In addition, I have invested $4000 in equity. This includes a software based register system that tracks retail sales and inventory as well as information on customers. Included in this purchase was a thermal laser receipt printer and a credit card processor, I have also purchased 12 yoga mats, blocks, straps and 24 blankets. All of which needed to be purchased for the studio. My personal experience will ensure success. I have managed a Fitness Center with over 400 clients, I am currently the lead Yoga Instructor for CNY Healing Arts located in Syracuse, I was Store Manager for the retail store, Forever 21 and have started two DBA's with in Onondaga County, Green Tree Yoga and Lotus Life Yoga Center. The ladder focuses on Corporate Yoga/Private Lessons and will be the name of the new business. My experience within the Syracuse area has lead to a contact/network list of over 1,000 individuals which will play a key roll in building and attracting customers to the yoga center. My employment with CNY Healing Arts and the income from Lotus Life Yoga will continue to bring income in during the business. This will ensure repayment of the loan and help to sustain the business and personal living costs. *Business Plan available with further details.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,805.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386737	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386737. Member loan 386737 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Smith Barney	Debt-to-income ratio:	4.99%
Length of employment:	11 months	Location:	cliffwood, NJ

Home town:	Oton, Iloilo
Current & past employers:	Smith Barney, UBS Financial Services
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I have several credit cards with low balances that I would like to consolidate into one monthly payment.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,741.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386752	$22,750	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386752. Member loan 386752 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Saia Motorfreight	Debt-to-income ratio:	7.62%
Length of employment:	2 years 2 months	Location:	Eastlake, OH

Home town:	Larne
Current & past employers:	Saia Motorfreight, PAM Transport
Education:	Sunderland University

This borrower member posted the following loan description, which has not been verified:

Replacing carpet with hardwood floors. Replacing kitchen cabinets and countertops as well as replacing appliances and kitchen flooring. If we have anything left we would like to do a patio outside so that we have some outside place to sit and enjoy the weather. Replacing toilet, hot water heater and furnace.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$1,815.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386779	$22,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386779. Member loan 386779 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	14.96%
Length of employment:	9 years 10 months	Location:	Carrollton, TX

Home town:	Houston
Current & past employers:	Social Security Administration (SSA), Texas Department of Human Services
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am asking for assistance as I am trying very hard to pay off all my debt, but have a better rate. CREDIT NOTE!!! In the last 6 months, I have found out that an old coworker, used our office charity account as a way to check kite. Although the money was paid back, it was not found out until the derogatory remark was placed on our credit. The bank and credit bureau has refused to remove it as my name was legally on account. Due to this, my interest rates have dramatically increased, then they lowered my balance on the cards, so it appeared my debt to credit ratio has changed,and the interest rates go up some more. I am a Christian, honest, hardworking person who can easily pay significant sums toward her debt. I have never defaulted, I can pay my bills, and have a secure job I would just like to get a better rate or a set figure so the rules do not seem to change in the middle. I would like to be debt free, if I could receive this loan. Thank you for any consideration.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	39
Revolving Credit Balance:	$27,302.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386793

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386793	$12,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386793. Member loan 386793 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Glidden/Akzo Nobel Paints	Debt-to-income ratio:	7.91%
Length of employment:	3 years 5 months	Location:	Macon, GA

Home town:	Mason City
Current & past employers:	Glidden/Akzo Nobel Paints
Education:	Mountain View College

This borrower member posted the following loan description, which has not been verified:

Consolidate all credit cards.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,748.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386797	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386797. Member loan 386797 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,558 / month
Current employer:	NYC Department of Education	Debt-to-income ratio:	3.51%
Length of employment:	1 year 7 months	Location:	Bay Shore, NY

Home town:	Bay Shore
Current & past employers:	NYC Department of Education
Education:	SUNY at Albany, Touro College

This borrower member posted the following loan description, which has not been verified:

I am a teacher in NY with a secure job and I am looking for a loan to finance my continuing education costs. I currently have a Masters Degree and I am looking to earn an additional 30 credits. I can verify my income and I have copies of my last 1.5+ years of pay-stubs available.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$2,159.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386851	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386851. Member loan 386851 was requested on March 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,933 / month
Current employer:	Improvement Direct	Debt-to-income ratio:	8.95%
Length of employment:	2 years 5 months	Location:	Chico, CA

Home town:	San Francisco
Current & past employers:	Improvement Direct, Pizza Guys
Education:	Westwood College, California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

I'm looking to borrow $6,000 so that I can purchase a dependable used car to transport me between home and work in addition to the grocery store. Currently I am dependent upon the kindness of my friends and roommate in order for me to get anywhere and I was hoping to purchase a vehicle of my own so that I would no longer feel as if I am a burden to those I care about. If you would be willing to invest in me in the form of a car loan I would greatly appreciate your generosity.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,112.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 375771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375771	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375771. Member loan 375771 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,500 / month
Current employer:	Baldor Electric Company	Debt-to-income ratio:	13.14%
Length of employment:	25 years 6 months	Location:	Fort Smith, AR

Home town:	Fort Smith
Current & past employers:	Baldor Electric Company, Valmac
Education:	Webster University

This borrower member posted the following loan description, which has not been verified:

Bad events usually happen in three's My debt got out of control based on: #1 Moved Mom to nursing home. Had to pay for a few months #2 Son's leg length-ing surgery. $38,000 #3 Two kids in college at the same time Objective: Get out of debt for good. I want to consolidate my debt, get it paid off in 3 years. 3 year plan to be out of debt for good. No vacations, no large expenditures, no more usage of credit(except this consolidation), until it is all gone. I have a high credit score(high 700's) and a high salary, I just want to quit paying credit card companies interest until I can recover from the 3 bad events. I am currently paying over $2,000 a month against the debt, but with a lower interest rate, I can knock out the debt even faster. In 3 years I want to be investing in this club, not borrowing.

A credit bureau reported the following information about this borrower member on January 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,967.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 382077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382077	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382077. Member loan 382077 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	0.26%
Length of employment:	n/a	Location:	Washington, DC

Home town:	Silver Spring
Current & past employers:
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

Starting up a business. Need capital to get things going.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$186.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 384722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
384722	$24,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 384722. Member loan 384722 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,666 / month
Current employer:	harris county hospital district	Debt-to-income ratio:	14.93%
Length of employment:	2 years	Location:	LA PORTE, TX

Home town:	Pasadena
Current & past employers:	harris county hospital district, triumph hospital
Education:	San Jacinto College-Central Campus

This borrower member posted the following loan description, which has not been verified:

i would like the requested loan amount to pay off debt.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,564.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385056

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385056	$8,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385056. Member loan 385056 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Rhodes State College, SBDC	Debt-to-income ratio:	18.24%
Length of employment:	1 year	Location:	Lima, OH

Home town:	Lima
Current & past employers:	Rhodes State College, SBDC, Leonard & Leonard Law Offices - 18 years, Rodabaugh & Honigford Law Office - 4 years, Duff Truck Line, Lima, Ohio - 21 years
Education:	Columbus Business University - 2 years

This borrower member posted the following loan description, which has not been verified:

because I have a son who is unable to find employment, I have had to help support him. This has caused by checking account to go down and funds I have had to have "advanced", have gone up. The interest rates run between 19.24 and 23-25% on these accuonts. They will never be paid off. All credit cards have been destroyed, so that has ended.

A credit bureau reported the following information about this borrower member on March 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,678.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386404	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386404. Member loan 386404 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	BlackRock Financial	Debt-to-income ratio:	7.29%
Length of employment:	3 years	Location:	North Brunswick, NJ

Home town:
Current & past employers:	BlackRock Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Marriage expense

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,955.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 386526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386526	$4,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386526. Member loan 386526 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,407 / month
Current employer:	Express	Debt-to-income ratio:	18.28%
Length of employment:	1 year 3 months	Location:	Guthrie, OK

Home town:	Edmond
Current & past employers:	Express, Sutherland lumber
Education:

This borrower member posted the following loan description, which has not been verified:

Buying a second car, I will be putting my current car on the market for sale as soon as I have one to replace it. The reason to the change is to start saving more money for the future. Even with both car payments I can still afford each monthly payment.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,235.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386541	$10,400	7.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386541. Member loan 386541 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	houston Cold Freight	Debt-to-income ratio:	12.07%
Length of employment:	5 years 6 months	Location:	CONROE, TX

Home town:	Conroe
Current & past employers:	houston Cold Freight, Houston Cold Freight
Education:	Conroe High School

This borrower member posted the following loan description, which has not been verified:

I'm interested in a 2003 Linconl Navigator with 52000miles very nice clean, mint condition vehicle. I've been lookin all over the place for a car like this with a mint condition, now the olny thing that I don't have is all the money. I plan to invest $5,000 of money I have saved up to complete the purchased if get approved.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,326.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386544	$10,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386544. Member loan 386544 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,262 / month
Current employer:	ESRI, Inc.	Debt-to-income ratio:	0.49%
Length of employment:	1 year 3 months	Location:	Redlands, CA

Home town:	Sacramento
Current & past employers:	ESRI, Inc., California Department of Transportation, CalTrans
Education:	California State University-Sacramento (CSUS), Stanford University

This borrower member posted the following loan description, which has not been verified:

I would like to finish a back yard landscaping improvements. Bank of America put a hold on my HELOC due to "declining home values" despite the fact that I have more than enough equity available. I currently have the full amount to cover the costs in savings, but I want to maintain liquidity. My wife and I both have secure jobs and a solid credit history. Our bills are low enough to be covered by one job if necessary. I work at a company who is currently growing, highly profitable, and with no indications of layoffs. My wife works in the public sector.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,195.00	Public Records On File:	0
Revolving Line Utilization:	6.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 386545

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386545	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386545. Member loan 386545 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	UPS	Debt-to-income ratio:	10.35%
Length of employment:	19 years 8 months	Location:	Decatur, GA

Home town:	detroit
Current & past employers:	UPS, Kroger Co.
Education:	Dekalb Technical College

This borrower member posted the following loan description, which has not been verified:

Loan to be used to consolidate and pay off all debt.

A credit bureau reported the following information about this borrower member on March 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,587.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386639	$5,550	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386639. Member loan 386639 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,775 / month
Current employer:	Village of Montpelier	Debt-to-income ratio:	8.26%
Length of employment:	3 years	Location:	Montpelier, OH

Home town:	Sylvania
Current & past employers:	Village of Montpelier, Crawford Investigations, United States Air Force
Education:	Colorado Technical University Online

This borrower member posted the following loan description, which has not been verified:

Purchasing a 2004 Harley Davidson Sportster XL1200R with $1800 worth add ons. 18000 miles, very clean. Loan value is just over $8,000, that is why this is such a good deal at the price of $5550.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$260.00	Public Records On File:	1
Revolving Line Utilization:	3.30%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 386691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386691	$17,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386691. Member loan 386691 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Weston Solutions, Incorporated	Debt-to-income ratio:	7.14%
Length of employment:	1 year 1 month	Location:	Downingtown, PA

Home town:	Reading
Current & past employers:	Weston Solutions, Incorporated
Education:	Butler University

This borrower member posted the following loan description, which has not been verified:

My credit card debt has gotten higher than I would like. I can make the payments every month, but the interest is always on my mind, and I don't know how to make it easier. In addition, my fiance will be moving from overseas to live with me in the U.S. He has a job, but the expenses of hiring an immigration lawyer to make sure everything goes smoothly and get my fiance a visa to begin with have been trying on both of us. I am a very reliable borrower, and although talk is cheap, my credit score should prove me right. I don't like borrowing money from other people, but I just don't have the cash on-hand. I have a full-time job that is very stable. Instead of firing people, we are hiring more. I would really appreciate your consideration. Thank you very much for your time.

A credit bureau reported the following information about this borrower member on March 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,879.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386913	$11,850	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386913. Member loan 386913 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	C&S Wholesale Grocers Inc	Debt-to-income ratio:	20.96%
Length of employment:	7 years 4 months	Location:	Whately, MA

Home town:	Northampton
Current & past employers:	C&S Wholesale Grocers Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to consolidate all current debt so that i can begin saving for a home of my own. I recently moved in with family so that I could start saving. By consolidating my debt I hope to reduce my monthly payments and thereby increase my savings. This will ultimatley result in a debt and worry free future in which I finally own a home and am free of the stresses that my debt has put on me.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,677.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 386917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386917	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386917. Member loan 386917 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	zozaya officiating	Debt-to-income ratio:	16.26%
Length of employment:	7 years 3 months	Location:	DIAMOND BAR, CA

Home town:	Los Angeles
Current & past employers:	zozaya officiating, modern wireless
Education:	Cal State Fullerton, University of Webster

This borrower member posted the following loan description, which has not been verified:

It took me five years to recieve my degree (Comm PR, minor Public Administration) at Cal State Fullerton, and during that time a aquired some debt. I found a great job, and recieved an 80% scholarship to the University of Webster in Irvine, CA; for my MBA program. I want one payment, and want to be DEBT FREE as SOON AS POSSIBLE! I have good credit and have never missed on any kind of payment in 7 years. This is a win, win for both parties. Thank you for your help and smart investment!

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,464.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 386939

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386939	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386939. Member loan 386939 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	top service construction	Debt-to-income ratio:	18.13%
Length of employment:	3 years	Location:	FAIRFAX, VA

Home town:	seoul
Current & past employers:	top service construction
Education:

This borrower member posted the following loan description, which has not been verified:

I need money for buy lot a tool.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,155.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387021	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387021. Member loan 387021 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tubelite Company Inc	Debt-to-income ratio:	12.92%
Length of employment:	5 years 2 months	Location:	DeBary, FL

Home town:	DeBary
Current & past employers:	Tubelite Company Inc
Education:	Seminole Community College

This borrower member posted the following loan description, which has not been verified:

I have been paying my loans on time and have paid over the minimum for some time now. I just want to consolidate my debt to have one payment and make it easier on myself.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,105.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 387050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387050	$6,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387050. Member loan 387050 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Self-Employed	Debt-to-income ratio:	7.65%
Length of employment:	3 years 6 months	Location:	NEWPORT NEWS, VA

Home town:	Northampton
Current & past employers:	Self-Employed
Education:	Thomas Nelson Community College

This borrower member posted the following loan description, which has not been verified:

I am self-employed artist, and a new father as of 1/19. I was looking for a collateral loan, using my truck and trailer. I am requesting a loan to help my family get back on track and plan a wedding. Due to the econemy and intrest rates it's been hard to keep up. The major thing I am wanting is to pay off credit cards with deffered payment so I can save at least $200 in high intrest rates. I would also invest some money as an art vendor at art shows.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	58
Revolving Credit Balance:	$9,196.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387051	$25,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387051. Member loan 387051 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Very Music, Inc	Debt-to-income ratio:	19.17%
Length of employment:	9 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Very Music, Inc, Guitar Center
Education:	Conservatory of Zurich/ Berklee College of Music

This borrower member posted the following loan description, which has not been verified:

At the end of a house building project which is finished except the sewer connection. Will use money to finish and refi the house in order to consolidate the loans and credit cards I had to temporarily use. can't get line of Equity Line of credit without my sewerline hookup. Have 10 K need 25k more. House is located in the Hollywood Hills CA with plenty of equity.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,611.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387069	$5,775	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387069. Member loan 387069 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	medallion employment	Debt-to-income ratio:	7.15%
Length of employment:	1 year 11 months	Location:	toms river, NJ

Home town:	Ventura
Current & past employers:	medallion employment
Education:

This borrower member posted the following loan description, which has not been verified:

I am having surgery which comes to 5775.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,619.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387107	$8,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387107. Member loan 387107 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	The Travelers Companies Inc.	Debt-to-income ratio:	6.11%
Length of employment:	24 years	Location:	Tampa, FL

Home town:	Valmeyer
Current & past employers:	The Travelers Companies Inc.
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

Need to replace 20 year old Heat Pump system. When I went to turn on system a couple of weeks ago discovered that compressor had gone out on my aging unit. It is time to replace unit.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	34
Revolving Credit Balance:	$7,429.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387131	$5,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387131. Member loan 387131 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,792 / month
Current employer:	sunridge nurseries	Debt-to-income ratio:	1.67%
Length of employment:	12 years 4 months	Location:	ARVIN, CA

Home town:	jalisco
Current & past employers:	sunridge nurseries, loy rodriguez
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

the auto loan is to purchase a 2002 chevy thaoe from a private seller.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$805.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387181	$21,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387181. Member loan 387181 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,358 / month
Current employer:	JPM	Debt-to-income ratio:	2.00%
Length of employment:	2 years	Location:	new york, NY

Home town:	west hartford
Current & past employers:	JPM
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

Young professional looking to consolidate debt and continue a path of finanacial longterm success.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,728.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387188	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387188. Member loan 387188 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,283 / month
Current employer:	n/a	Debt-to-income ratio:	18.09%
Length of employment:	n/a	Location:	Olathe, KS

Home town:	Olathe
Current & past employers:
Education:	DeVry University-Missouri

This borrower member posted the following loan description, which has not been verified:

We are a young couple that has been dating for six years. One of us graduated college in 2008 and the other graduated in 2007. We are looking to get married in the next year and half and we are in need of some financial help.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,365.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 387194

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387194	$2,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387194. Member loan 387194 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	Progressive Broadcasting Inc.	Debt-to-income ratio:	19.20%
Length of employment:	2 years 9 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Progressive Broadcasting Inc., Best Buy Co. Inc., Orion Records Inc.
Education:	Community College of Philadelphia, Temple University

This borrower member posted the following loan description, which has not been verified:

My first objective is to payoff my 3 first credit cards that I got during freshman year of college. These cards are all above 19% APR. The ballences never seem to get lower regardless of how much extra money I can drop on them, even though I closed the accounts after graduation. It's difficult to really calculate the extended cost of education expenses. As a freshman they tell you just to use your card for books, fees, transportation, lunch, and everything else. Then, you end up relying on them for everything till graduation. Little did I know that these such expenses would be even more burdensome than the actual student loan! I feel like after getting these three out of the way, I will have so much more peace, knowing that my son, my fiancee amd myself have a much more financially stable future. We have been looking into buying a house, getting her a car, and she wants to finish her degree also, and I believe that this is the logical first step.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,155.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 387195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387195	$4,900	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387195. Member loan 387195 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Ventana Medical Systems	Debt-to-income ratio:	3.22%
Length of employment:	4 years	Location:	Tucson, AZ

Home town:	Born: Cuenca, Ecuador/ Raised: Buffalo
Current & past employers:	Ventana Medical Systems, Canyon Ranch, Wilderness Outdoor Leadership Foundation (W.O.L.F.), University of Arizona Cooperative Extension (4-H), Inn at Snakedance- Taos, NM, Hacianda del Sol- Tucson, AZ
Education:	SUNY StonyBrook, Marine Sciences; University of Phoenix, Business Management, Marketing

This borrower member posted the following loan description, which has not been verified:

I recently earned my B.S. in Marketing Management and was offered a promotion upon the proof of my school credentials. I was forced to pay off my student account on two different credit cards (one corporate) in order to receive my credentials and move into my new job. At the same time I am confronted with settling my son's school account so that I can register him for the next year of school within the week. I had been paying off the balance incrementally, yet I received a notice in the mail from the school advising me that I could not register him for the next year until it is paid. I am greatly concerned that he may lose his place in his kindergarten class, as his school is a charter with a waiting list. If awarded, this loan will enable me to pay off these two debts and my overdue utility bills and car insurance. Furthermore, I will take my car in for overdue brake servicing and routine maintenance. It will bring me back up to speed, and I am confident that I can repay it regularly and on time. I work in biotech; my company is dedicated to diagnostics associated with cancer. I have been with the company since 2003, and my recent promotion earns me an additional $6 annual as of last week. I have explained this to provide evidence of my job security and recent increase in income that will enable me to satisfy the terms of the loan.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$4,341.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387212	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387212. Member loan 387212 was requested on March 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	9.31%
Length of employment:	3 years 3 months	Location:	San Mateo, CA

Home town:	Los Angeles
Current & past employers:	County of San Mateo, Mills College, UC Berkeley, UC San Francisco
Education:	Brown University, San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I live in one of the two most expensive counties in the US -- San Mateo, CA, where the median home price is $800K. Even though I'm a manager with a stable job and income, I have been priced out of the market for years. With the sudden surplus of foreclosed properties I can purchase a home. I can take the necessary funds out of my IRA, but with the market the way it is, I'd prefer to borrow and let my IRA recover, without taking a distribution loss. I'm extremely financially responsible and put myself through undergraduate school at Brown University and two graduate degrees by working hard and saving money.

A credit bureau reported the following information about this borrower member on March 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 163 dated March 24, 2009